(continued)    “BARECON 2001” STANDARD BAREBOAT CHARTER    PART I

First issued by The Baltic and International Maritime Council (BIMCO), Copenhagen, in 1974 as “Barecon A” and “Barecon B”. Revised and amalgamated 1989. Revised 2001	1. Shipbroker N/A	BIMCO STANDARD BAREBOAT CHARTER CODE NAME: “BARECON 2001” PART I
2. Place and date 2019
3. Owners/Place of business (Cl. 1) FORTUNE SEALION [I/II/III/IV] LIMITED 1802-3, 18/F, Worldwide House 19 Des Voeux Road Central, Hong Kong (a limited liability company incorporated in Hong Kong)
4. Bareboat Charterers/Place of business (Cl. 1)

BULK NORDIC [SEVEN/EIGHT/NINE/TEN] LLC
109 Long Wharf
Newport
Rhode Island 02840
(a limited liability company formed in
the Republic of the Marshall Islands)

5. Vessel’s name, call sign and flag (Cl. 1 and 3) Vessel's name: tbn with hull no. [19121001/19121002/19121003/19121004] Call Sign: tbc Flag: Republic of the Marshall Islands (the "Flag State")
	6. Type of Vessel Bulk Carrier	7. GT/NT As per specifications
8. When/Where built

Builder: Guangzhou Shipyard International Company Limited

Date of building: as per shipbuilding contract dated [For Vessels A&B: 30 April 2019]/[For Vessels C&D: 26 September 2019], together with all addenda, amendments and supplements to it.

Place of building: Longxue Port area of Nansha Port, Guangzhou, People's Republic of China

9. Total DWT (abt.) in metric tons on summer freeboard 95,000 dwt
	10. Classification Society (Cl. 3) DNVGL	11. Date of last special survey by the Vessel’s classification society N/A
Copyright, published by The Baltic and International Maritime Council (BIMCO), Copenhagen. Issued November 2001	12. Further particulars of Vessel (also indicate minimum number of months’ validity of class certificates agreed acc. to Cl. 3) N/A
	13. Port or Place of delivery (Cl. 3) Builder's yard	14. Time for delivery (Cl. 4) See Clause 34	15. Cancelling date (Cl. 5) [29 November 2021]/[11 December 2021]/[27 June 2022]/[27 June 2022] or such other date as the Owner and the Charterer may agree in writing (the "Cancelling Date").
	16. Port or Place of redelivery (Cl. 15) At one safe and ice free port worldwide within Institute Warranty Limits	17. No. of months’ validity of trading and class certificates upon redelivery (Cl. 15) 6 months
	18. Running days’ notice if other than stated in Cl. 4 N/A	19. Frequency of dry-docking (Cl. 10(g)) In accordance with normal practice for this type of vessel and as required by the Classification Society and the Flag State
20. Trading limits (Cl. 6)

Trading worldwide, always safe/afloat, always subject to exclusions as per Joint War Risks Committee related Perils listed Areas in breach of current war trading warranties and breach of Institute Trading Warranties and any other country, port, place or zone prohibited by the Flag State and/or UN and/or USA, to include the BIMCO form of Sanctions Limitation and Exclusion Clause. For sake of doubt, Vessel allowed to trade in ice if additional premium, if any and as required by underwriters, paid by Charterer, however in any case should always in compliance with all the applicable rules, regulations and/or relevant regulatory requirements. Also subject to Clauses 6, 49, 50 and 51

	21. Charter period (Cl. 2) 180 months after the Delivery Date unless otherwise terminated in accordance with the terms of this Charter	22. Charter hire (Cl. 11) See Clause 37.5
23. New class and other safety requirements (state percentage of Vessel’s insurance value acc. to Box 29)(Cl. 10(a)(ii)) N/A
	24. Rate of interest payable acc. to Cl. 11(f) and, if applicable, acc. to PART IV See Additional Clause 37.12	25. Currency and method of payment (Cl. 11) United States Dollars. See also Clause 37.7

[Form] BBC - Vessel [A/B/C/D] (CSSC & Pangaea) SXZ/MCKC/19625308

(continued)    “BARECON 2001” STANDARD BAREBOAT CHARTER    PART I

26. Place of payment, also state beneficiary and bank account (Cl.11) See Clause 37.7 applies	27. Bank guarantee/bond (sum and place) (Cl. 24) (optional) Guarantee by the Guarantor

28. Mortgage(s), if any (state whether 12(a) or (b) applies; if 12(b) applies state date of Financial Instrument and name of Mortgagee(s)/Place of business) (Cl. 12)

See Clause 46.3(q) of the Additional Clauses applies.

29. Insurance (hull and machinery and war risks) (state value acc. to Cl. 13(f) or, if applicable, acc. to Cl. 14(k)) (also state if Cl. 14 applies) Clause 14 is not applicable. See Clause 51.
30. Additional insurance cover, if any, for Owners’ account limited to (Cl 13(b) or, if applicable, Cl. 14(g)) N/A	31. Additional insurance cover, if any for Charterers’ account limited to (Cl.13(b) or, if applicable, Cl. 14(g)) See Clause 51.12
32. Latent defects (only to be filled in if period other than stated in Cl. 3) N/A	33. Brokerage commission and to whom payable (Cl. 27) N/A
34. Grace period (state number of clear banking days) (Cl. 28) N/A	35. Dispute Resolution (state 30(a), 30(b) or 30(c); if 30(c) agreed Place of Arbitration must be stated (Cl. 30) See Clause 74 of the Additional Clauses applies.
36. War cancellation (indicate countries agreed) (Cl. 26(f)) N/A
37. Newbuilding Vessel (indicate with “yes” or “no” whether PART III applies) (optional) N/A	38. Name and place of Builders (only to be filled in if PART III applies) N/A
39. Vessel’s Yard Building No. (only to be filled in if PART III applies) N/A	40. Date of Building Contract (only to be filled in if PART III applies) N/A
41. Liquidated damages and costs shall accrue to (state party acc. to Cl. 1) a) N/A b) N/A c) N/A
42. Hire/Purchase agreement (indicate with “yes” or “no” whether PART IV applies) (optional) No	43. Bareboat Charter Registry (indicate with “yes” or “no” whether PART V applies) (optional) No
44. Flag and Country of the Bareboat Charter Registry (only to be filled in if PART V applies) N/A	45. Country of the Underlying Registry (only to be filled in if PART V applies) N/A
46. Number of additional clauses covering special provisions, if agreed 32-74 (as attached, the "Additional Clauses")

PREAMBLE - It is mutually agreed that this Contract shall be performed subject to the conditions contained in this Charter which shall include PART I and PART II. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of PART II to the extent of such conflict but no further. It is further mutually agreed that PART III and/or PART IV and/or PART V shall only apply and only form part of this Charter if expressly agreed and stated in the Boxes 37, 42 and 43. If PART III and/or PART IV and/or PART V apply, it is further agreed that in the event of a conflict of conditions, the provisions of PART I and PART II shall prevail over those of PART III and/or PART IV and/or PART V to the extent of such conflict but no further.

Signature (Owners)	Signature (Charterers)

PART II
“BARECON 2001” Standard Bareboat Charter

1. Definitions	1
In this Charter, the following terms shall have the meanings hereby assigned to them: “The Owners” shall mean the party identified in Box 3; “The Charterers” shall mean the party identified in Box 4; “The Vessel” shall mean the vessel named in Box 5 and with particulars as stated in Boxes 6 to 12. “Financial Instrument” means the mortgage, deed of covenants or other such financial security instrument as annexed to this Charter and stated in Box 28.	2
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2. Charter Period In consideration of the hire detailed in Box 22, the Owners have agreed to let and the Charterers have agreed to hire the Vessel for the period stated in Box 21 (“The Charter Period”). See also Clauses 33, 34 and 36.	12
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3. Delivery See also Clauses 34, 35 and 36
   (not applicable when Part III applies, as indicated in Box 37)
   (a) See Clause 34The Owners shall before and at the time of delivery exercise due diligence to make the Vessel seaworthy and in every respect ready in hull, machinery and equipment for service under this Charter.
   The Vessel shall be delivered by the Owners and taken over by the Charterers at the port or place indicated in Box 13 in such ready safe berth as the Charterers may direct.
   (b) The Vessel shall be properly documented on delivery in accordance with the laws of the Flag State indicated in Box 5 and the requirements of the classification society stated in Box 10. The Vessel upon delivery shall have her survey cycles up to date and trading and class certificates valid for at least the number of months agreed in Box 12.
   (c) The delivery of the Vessel by the Owners and the taking over of the Vessel by the Charterers shall constitute a full performance by the Owners of all the Owners’ obligations under this Clause 3, and thereafter the Charterers shall not be entitled to make or assert any claim against the Owners on account of any conditions, representations or warranties expressed or implied with respect to the Vessel but the Owners shall be liable for the cost of but not the time for repairs or renewals occasioned by latent defects in the Vessel, her machinery or appurtenances, existing at the time of delivery under this Charter, provided such defects have manifested themselves within twelve (12) months after delivery unless otherwise provided in Box 32.
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PART II
“BARECON 2001” Standard Bareboat Charter

4. Time for Delivery (not applicable when Part III applies, as indicated in Box 37) The Vessel shall not be delivered before the date indicated in Box 14 without the Charterers’ consent and the Owners shall exercise due diligence to deliver the Vessel not later than the date indicated in Box 15.
   Unless otherwise agreed in Box 18, the Owners shall give the Charterers not less than thirty (30) running days’ preliminary and not less than fourteen (14) running days' definite notice of the date on which the Vessel is expected to be ready for delivery.
   The Owners shall keep the Charterers closely advised of possible changes in the Vessel’s position.
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5. Cancelling
   (not applicable when Part III applies, as indicated in Box 37)
   (a)   Should the Vessel not be delivered latest by the cancelling date calculated by reference to Box 15, the Charterers shall have the option of cancelling this Charter shall be cancelled forthwith unless the Parties otherwise agree. by giving the Owners notice of cancellation within thirty-six (36) running hours after the cancelling date stated in Box 15, failing which this Charter shall remain in full force and effect.
   (b)   If it appears that the Vessel will be delayed beyond the cancelling date, the Owners may, as soon as they are in a position to state with reasonable certainty the day on which the Vessel should be ready, give notice thereof to the Charterers asking whether they will exercise their option of cancelling, and the option must then be declared within one hundred and sixty-eight (168) running hours of the receipt by the Charterers of such notice or within thirty-six (36) running hours after the cancelling date, whichever is the earlier. If the Charterers do not then exercise their option of cancelling, the seventh day after the readiness date stated in the Owners’ notice shall be substituted for the cancelling date indicated in Box 15 for the purpose of this Clause 5.
   (c)   Cancellation under this Clause 5 shall be without prejudice to any claim the Charterers may otherwise have on the Owners under this Charter.
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PART II
“BARECON 2001” Standard Bareboat Charter

6. Trading Restrictions
   The Vessel shall be employed in lawful trades for the carriage of suitable lawful merchandise within the trading limits indicated in Box 20.
   The Charterers undertake not to employ the Vessel or suffer the Vessel to be employed otherwise than in conformity with the terms of the contracts of insurance (including any warranties expressed or implied therein) without first obtaining the consent of the insurers to such employment and complying with such requirements as to extra premium or otherwise as the insurers may prescribed.
   The Charterers also undertake not to employ the Vessel or suffer her employment in any trade or business which is forbidden by the law of any country to which the Vessel may sail or is otherwise illicit or in carrying illicit or prohibited goods or in any manner whatsoever which may render her liable to condemnation, destruction, seizure or confiscation.
   Notwithstanding any other provisions contained in this Charter it is agreed that nuclear fuels or radioactive products or waste are specifically excluded from the cargo permitted to be loaded or carried under this Charter. This exclusion does not apply to radio-isotopes used or intended to be used for any industrial, commercial, agricultural, medical or scientific purposes provided the Owners’ prior approval has been obtained to loading thereof. See also Clauses 48, 49, 50 and 51
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7. Surveys on Delivery and Redelivery (not applicable when Part III applies, as indicated in Box 37) The Owners and Charterers shall jointly appoint an independent surveyors for the purpose of determining and agreeing in writing the condition of the Vessel at the time of delivery and redelivery (if any) hereunder. The Owners shall bear all expenses of the On-hire Survey including loss of time, if any, and the Charterers shall bear all expenses of the Off-hire Survey including loss of time, if any, at the daily equivalent to the rate of hire or pro rata thereof.	120
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PART II
“BARECON 2001” Standard Bareboat Charter

8. Inspection See Clause 49.11
   The Owners shall have the right at any time after giving reasonable notice to the Charterers to inspect or instruct a duly authorised surveyor to carry out such survey on their behalf:-
   (a)   to ascertain the condition of the Vessel and satisfy themselves that the Vessel is being properly repaired and maintained. The costs and fees for such inspection or survey shall be paid by the Owners unless the Vessel is found to require repairs or maintenance in order to achieve the condition so provided;
   (b)   in dry-dock if the Charterers have not dry-docked her in accordance with Clause 10(g). The costs and fees for such inspection or survey shall be paid by the Charterers; and
   (c)   for any other commercial reason they consider necessary (provided it does not unduly interfere with the commercial operation of the Vessel). The costs and fees for such inspection and survey shall be paid by the Owners.
   All time used in respect of inspection, survey or repairs shall be for the Charterers’ account and form part of the Charter Period.
   The Charterers shall also permit the Owners to inspect the Vessel’s log books whenever requested and shall whenever required by the Owners furnish them with full information regarding any casualties or other accidents or damage to the Vessel the cost of repair of which will exceed the Major Casually Amount (as defined below) figure.
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9. Inventories, Oil and Stores
   A complete inventory of the Vessel’s entire equipment, outfit including spare parts and appliances and of all consumable stores on board the Vessel shall be made by the Charterers in conjunction with an independent surveyor appointed by the Owners on delivery and again on redelivery of the Vessel. The Charterers and the Owners, respectively, shall at the time of delivery and redelivery (if any) take over and pay for all bunkers, lubricating oil, unbroached provisions, paints, ropes and other consumable stores (excluding spare parts) at no costs. in the said Vessel at the then current market prices at the ports of delivery and redelivery, respectively. The Charterers shall ensure that all spare parts listed in the inventory and used during the Charter Period are replaced at their expense prior to redelivery of the Vessel.
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10. Maintenance and Operation	177

PART II
“BARECON 2001” Standard Bareboat Charter

   (a)(i)   Maintenance and Repairs - During the Charter Period the Vessel shall be in the full possession and at the absolute disposal for all purposes of the Charterers and under their complete control in every respect. The Charterers shall maintain the Vessel, her machinery, boilers, appurtenances and spare parts in a good state of repair, in efficient operating condition and in accordance with good commercial maintenance practice and, except as provided for in Clause 14(l), if applicable, at their own expense they shall at all times keep the Vessel’s Class fully up to date with the Classification Society indicated in Box 10 and maintain all other necessary certificates in force at all times.
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   (ii)      New Class and Other Safety Requirements - In the event of any The Charterers shall be responsible for all cost of any improvement, structural changes or new equipment becoming necessary for the continued operation of the Vessel by reason of new class requirements or by compulsory legislation costing (excluding the Charterers’ loss of time) more than the percentage stated in Box 23, or if Box 23 is left blank, 5 per cent. of the Vessel’s insurance value as stated in Box 29, then the extent, if any, to which the rate of hire shall be varied and the ratio in which the cost of compliance shall be shared between the parties concerned in order to achieve a reasonable distribution thereof as between the Owners and the Charterers having regard, inter alia, to the length of the period remaining under this Charter shall, in the absence of agreement, be referred to the dispute resolution method agreed in Clause  30.
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   (iii)   Financial Security - The Charterers shall maintain financial security or responsibility in respect of third party liabilities as required by any government, including federal, state or municipal or other division or authority thereof, to enable the Vessel, without penalty or charge, lawfully to enter, remain at, or leave any port, place, territorial or contiguous waters of any country, state or municipality in performance of this Charter without any delay. This obligation shall apply whether or not such requirements have been lawfully imposed by such government or division or authority thereof.
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PART II
“BARECON 2001” Standard Bareboat Charter

   The Charterers shall make and maintain all arrangements by bond or otherwise as may be necessary to satisfy such requirements at the Charter' sole expense and the Charterers shall indemnify the Owners against all consequences whatsoever (including loss of time) for any failure or inability to do so.
   (b) Operation of the Vessel -The Charterers shall at their own expense and by their own procurement man, victual, navigate, operate, supply, fuel and, whenever required, repair the Vessel during the Charter Period and they shall pay all charges and expenses of every kind and nature whatsoever incidental to their use and operation of the Vessel under this Charter, including annual Flag State fees and any foreign general municipality and/or state taxes. The Master, officers and crew of the Vessel shall be the servants of the Charterers for all purposes whatsoever, even if for any reason appointed by the Owners.
   Charterers shall comply with the regulations regarding officers and crew in force in the country of the Vessel’s flag or any other applicable law.
   (c)   The Charterers shall keep the Owners and the mortgagee(s) advised of the intended employment, planned (and shall obtain the Owners' prior written consent of) dry-docking and major repairs of the Vessel.
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PART II
“BARECON 2001” Standard Bareboat Charter

   (d)   Flag and Name of Vessel - During the Charter Period, the Charterers shall have the liberty to paint the Vessel in their own colours, install and display their funnel insignia and fly their own house flag. The Charterers shall also have the liberty, with the Owners’ consent, which shall not be unreasonably withheld, to change the flag and/or the name of the Vessel during the Charter Period. Painting and re-painting, instalment and re-instalment, registration and re-registration, if required by the Owners, shall be at the Charterers’ expense and time.
   (e)   Changes to the Vessel - Subject to Clause 10(a)(ii), the Charterers shall make no structural changes in the Vessel or changes in the machinery, boilers, appurtenances or spare parts thereof without in each instance first securing the Owners’ approval thereof. If the Owners so agree, the Charterers shall, if the Owners so require, restore the Vessel to its former condition before the termination of this Charter.
   (f)   Use of the Vessel’s Outfit, Equipment and Appliances - The Charterers shall have the use of all outfit, equipment, and appliances on board the Vessel at the time of delivery, provided the same or their substantial equivalent shall be returned to the Owners on redelivery in the same good order and condition as when received, ordinary wear and tear excepted. The Charterers shall from time to time during the Charter Period replace such items of equipment as shall be so damaged or worn as to be unfit for use. The Charterers are to procure that all repairs to or replacement of any damaged, worn or lost parts or equipment be effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value of the Vessel. The Charterers have the right to fit additional equipment at their expense and risk but the Charterers shall remove such equipment at the end of the period if requested by the Owners. Any equipment including radio equipment on hire on the Vessel at time of delivery shall be kept and maintained by the Charterers and the Charterers shall assume the obligations and liabilities of the Owners under any lease contracts in connection therewith and shall reimburse the Owners for all expenses incurred in connection therewith, also for any new equipment required in order to comply with radio regulations.
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(g) Periodical Dry-Docking - The Charterers shall dry-dock the Vessel and clean and paint her underwater parts whenever the same may be necessary at their expenses, but not less than once during the period stated in Box 19 or, if Box 19 has been left blank, every sixty (60) calendar months after delivery or such other period as may be required by the Classification Society or flag State.	292
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PART II
“BARECON 2001” Standard Bareboat Charter

11. Hire – also see Clause 37
   (a)   The Charterers shall pay hire due to the Owners punctually in accordance with the terms of this Charter in respect of which time shall be of the essence.
   (b) The Charterers shall pay to the Owners for the hire of the Vessel lump sum in the amount indicated in Box 22 which shall be payable not later than every thirty (30) running days in advance, the first lump sum being payable on the date and hour of the Vessel's delivery to the Charterers. Hire shall be paid continuously throughout the Charter Period.
   (c) Payment of the hire shall be made in cash without discount in the currency and in the manner indicated in Box 25 and at the place mentioned in Box 26.
   (d)   Final payment of hire, if for a period of less than thirty (30) running days, shall be calculated proportionally according to the number of days and hours remaining before redelivery and advance payment to be effected accordingly.
   (e)   Should the Vessel be lost or missing, hire shall cease from the date and time when she was lost or last heard of. The date upon which the Vessel is to be treated as lost or missing shall be ten (10) days after the Vessel was last reported or when the Vessel is posted as missing by Lloyd's, whichever occurs first. Any hire paid in advance to be adjusted accordingly.
   (f)   Any delay in payment of hire shall entitle the Owners to interest at the rate per annum as agreed in Box 24. If Box 24 has not been filled in, the three months interbank offered rate in London (LIBOR or its successor) for the currency stated in Box 25, as quoted by the British Bankers' Association (BBA) on the date when the hire fell due, increased by 2 per cent., shall apply.
   (g)   Payment of interest due under Clause 33(vi)sub-clause 11(f) shall be made on the Owners' demand within seven (7) running days of the date of the Owners' invoice specifying the amount payable or, in the absence of an invoice, at the time of the next hire payment date.
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PART II
“BARECON 2001” Standard Bareboat Charter

12. Mortgage See also Clause 46.3(q)
   (only to apply if Box 28 has been appropriately filled in)
*) (a)   The Owners warrant that they have not effected any mortgage(s) of the Vessel on the date of this Charter. and that they shall not effect any mortgage(s) without the prior consent of the Charterers, which shall not be unreasonably withheld.
*) (b)   The Vessel chartered under this Charter is financed by a mortgage according to the Financial Instruments. The Charterers undertake to comply, and provide such information and documents to enable the Owners to comply, with all such instructions or directions in regard to the employment, insurances, operation, repairs and maintenance of the Vessel as laid down in the Financial Instrument or as may be directed from time to time during the currency of the Charter by the mortgage(s) in conformity with the Financial Instruments. The Charterers confirm that, for this purpose, they have acquainted themselves with all relevant terms, conditions and provisions of the Financial Instrument and agree to acknowledge this in writing in any form that may be required by the mortgagee(s). The Owners warrant that they have not effected any mortgage(s) other than stated in Box 28 and that they shall not agree to any amendment of the mortgage(s) referred to in Box 28 or effect any other mortgage(s) without the prior consent of the Charterers, which shall not be unreasonably withheld.
*)   (Optional, Clauses 12(a) and 12(b) are alternatives; indicate alternative agreed in Box 28).
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PART II
“BARECON 2001” Standard Bareboat Charter

13. Insurance and Repairs – See Clauses 49.3 and 51
   During the Charter Period the Vessel shall be kept insured by the Charterers at their expense against hull and machinery, war and Protection and Indemnity risks (and any risks against which it is compulsory to insure for the operation of the Vessel, including maintaining financial security in accordance with sub-clause 10(a)(iii)) in such form as the Owners shall in writing approve, which approval shall not be un-reasonably withheld. Such insurances shall be arranged by the Charterers to protect the interests of both the Owners and the Charterers and the mortgagee(s) (if any), and The Charterers shall be at liberty to protect under such insurances, the interests of any managers they may appoint. Insurance policies shall cover the Owners and the Charterers according to their respective interests. Subject to the provisions of the Financial Instruments, if any, and the approval of the Owners and the insurers, the Charterers shall effect all insured repairs and shall undertake settlement and reimbursement from the insurers of all costs in connection with such repairs as well as insured charges, expenses and liabilities to the extent of coverage under the insurances herein provided for.
   The Charterers also to remain responsible for and to effect repairs and settlement of costs and expenses incurred thereby in respect of all other repairs not covered by the insurances and/or not exceeding any possible franchise(s) or deductibles provided for in the insurances.
   All time used for repairs under the provisions of sub-clause 13(a) and for repairs of latent defects according to Clause 3(c) above, including any deviation, shall be for the Charterers' account.
   (a)   If the conditions of the above insurances Clause 51 permit additional insurance to be placed by the parties, such cover shall be for the Charterer's account limited to the amount for each part set out in Box 30 and Box 31, respectively. The Owners or the Charterers as the case may be shall immediately furnish the other party with particulars of any additional insurance effected, including copies of any cover notes or policies and the written consent of the insurers of any such required insurance in any case where the consent of such insurers is necessary.
   (b)   Subject to the provisions of the Financial Instrument, if any, should the Vessel become an actual, constructive, compromised or agreed Total Loss (as defined below) under the insurances required under sub-clause 13(a), all insurance payments for such loss shall be paid to the Owners who shall distribute the moneys between the Owners and the Charterers according to their respective interest. The Charterers undertake to notify the Owners and the mortgagee(s), if any, of any occurrences in consequence of which the Vessel is likely to become a Total Loss or suffers a Major Casually as defined in this Clause.
   (c)   The Owners shall upon the request of the Charterers, promptly execute such documents as may be required to enable the Charterers to abandon the Vessel to insurers and claim a constructive Total Loss.
   (d)   For the purpose of insurance coverage against hull and machinery and war risks under the provisions of sub-clause 13(a), the value of the Vessel is the sum indicated in Box 29.
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422
423
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425
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427
428
429
430
431
432
433

PART II
“BARECON 2001” Standard Bareboat Charter

434
435
436
437
438
439
440
441
442
443

14. Insurance, Repairs and Classification	444

PART II
“BARECON 2001” Standard Bareboat Charter

   (Optional, only to apply if expressly agreed and stated in Box 29, in which event Clause 13 shall be considered deleted).
   (a)   During the Charter Period the Vessel shall be kept insured by the Owners at their expense against hull and machinery and war risks under the form of policy or policies attached hereto. The Owners and/or insurers shall not have any right of recovery or subrogation against the Charters on account of loss of or any damage to the Vessel or her machinery or appurtenances covered by such insurance, or on account of payments made to discharge claims against or liabilities of the Vessel or the Owners covered by such insurance. Insurance policies shall cover the Owners and the Charterers according to their respective interests.
   (b) During the Charter Period the Vessel shall be kept insured by the Charterers at their expense against Protection and Indemnity risks (and any risks against which it is compulsory to insure for the operation of the Vessel, including maintaining financial security in accordance with sub-clause 10(a)(iii)) in such form as the Owners shall in writing approve which approval shall not be unreasonably withheld.
   (c) In the event that any act or negligence of the Charterers shall vitiate any of the insurance herein provided, the Charterers shall pay to the Owners all losses and indemnify the Owners against all claims and demands which would otherwise have been covered by such insurance.
   (d) The Charterers shall, subject to the approval of the Owners or Owners' Underwriters, effect all insured repairs, and the Charterers shall undertake settlement of all miscellaneous expenses in connection with such repairs as well as all insured charges, expenses and liabilities, to the extent of coverage under the insurances provided for under the provisions of sub-clause 14(a). The Charterers to be secured reimbursement through the Owners' Underwriters for such expenditures upon presentation of accounts.
   (e) The Charterers to remain responsible for and to effect repairs and settlement of costs and expenses incurred thereby in respect of all other repairs not covered by the insurances and/or not exceeding any possible franchise(s) or deductibles provided for in the insurances.
   (f) All time used for repairs under the provisions of sub-clauses 14(d) and 14(e) and for repairs of latent defects according to Clause 3 above, including any deviation, shall be for the Charterers' account and shall form part of the Charter Period.
   The Owners shall not be responsible for any expenses as are incident to the use and operation of the Vessel for such time as may be required to make such repairs.
   (g) If the conditions of the above insurance permit additional insurance to be placed by the parties suchl cover shall be limited to the amount for each part set out in Box 30 and Box 31 respectively. The Owners or the Charterers as the case may be shall immediately furnish the other part with particulars of any additional insurance effected, including copies of any cover notes or policies and the written consent of the insurers of any such required insurance in any case where the consent of such insurers is necessary.
   (h) Should the Vessel become an actual, constructive, compromised or agreed total loss under the insurances required under sub-clause 14(a), all insurance payment for such loss shall be paid to the Owners, who shall distribute the moneys between themselves and the Charterers according to their respective interests.
   (i) If the Vessel becomes an actual, constructive, compromised or agreed total loss under the insurances arranged by the Owners in accordance with sub-clause 14(a), this Charter shall terminate as of the date of such loss.
   (j) The Charterers shall upon the request of the Owners, promptly execute such documents as may be required to enable the Owners to abandon the Vessel to the insurers and claim a constructive total loss.
   (k) For the purpose of insurance coverage against hull and machinery and war risks under the provisions of sub-clause 14(a), the value of the Vessel is the sum indicated in Box 29.
   (l) Notwithstanding anything contained in sub-clause 10(a), it is greed that under the provisions of Clause 14, if applicable, the Owners shall keep the Vessel's Class fully up to date with the Classification Society indicated in Box 10 and maintain all other necessary certificates in force at all times.
445
446
447
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451
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453
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455
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459
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486
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488
489

490
491
492
493
494
495
496
497
498
499
500
501
502
503
504
505

PART II
“BARECON 2001” Standard Bareboat Charter

506
507
508
509
510
511
512
513
514
515
516
517
518
519
520
521
522
523
524
525
526
527
528
529
530
531
532
533
534
535
536
537
538

15. Redelivery – see also Clause 55	539
   At the expiration of the Charter Period and if the Charterers do not purchase the Vessel, the Vessel shall, without prejudice to the Owners' rights under this Charter, be redelivered by the Charterers to the Owners at a safe and ice-free port or place as indicated in Box 16, in such ready safe berth as the Owners may direct and all redelivery and port costs shall be for the Charterers' account. The Charterers shall give the Owners not less than thirty (30) running days' preliminary notice of expected date, range of ports of redelivery or port or place of redelivery and not less than fourteen (14) running days' definite notice of expected date and port or place of redelivery. Any changes thereafter in the Vessel's position shall be notified immediately to the Owners.
540
541
542
543
544
545
546
547
548
549
550
551

PART II
“BARECON 2001” Standard Bareboat Charter

   The Charterers warrant that they will not permit the Vessel to commence a voyage (including any preceding ballast voyage) which cannot reasonably be expected to be completed in time to allow redelivery of the Vessel within the Charter Period. Notwithstanding the above, should the Charterers fail to redeliver the Vessel within The Charter Period, [the Charterers shall pay the daily equivalent to the rate of hire stated in Box 22 plus 10 per cent. or to the market value, whichever is the higher, for the number of days by which the Charter Period is exceeded. All other terms, conditions and provisions of this Charter shall continue to apply].
   Subject to the provisions of Clause 10, the Vessel shall, without prejudice to the requirements set out in Clause 56.253, be redelivered to the Owners in the same or as good structure, state, condition and class as that in which she was delivered, fair wear and tear not affected class excepted.
   The Vessel upon redelivery shall have her survey cycles up to date and trading and class certificates valid for at least the number of months agreed in Box 17.
552
553
554
555
556
557
558
559
560
561
562
563
564
565
566
567
568
569
570
571
572
573

16. Non-Lien – see Clauses 45.1(t) and 50.5	574
"This Vessel is the property of (name of Owners). It is under charter to (name of Charterers) and by the terms of the Charter Party neither the Charterers nor the Master have any right, power or authority to create, incur or permit to be imposed on the Vessel any lien whatsoever."	575
576
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579
580
581
582
583
584
585
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587

PART II
“BARECON 2001” Standard Bareboat Charter

17. Indemnity - see Clause 40
   (a) The Charterers shall indemnify the Owners against any loss, damage or expense incurred by the Owners arising out of or in relation to the operation of the Vessel by the Charterers, and against any lien of whatsoever nature arising out of an event occurring during the Charter Period. If the Vessel be arrested or otherwise detained by reason of claims or liens arising out of her operation hereunder by the Charterers, the Charterers shall at their own expense take all reasonable steps to secure that within a reasonable time the Vessel is released, including the provision of bail.
   Without prejudice to the generality of the foregoing, the Charterers agree to indemnity the Owners against all consequences or liabilities arising from the Master, officers or agents signing Bills of Lading or other documents.
   (b) If the Vessel be arrested or otherwise detained by reason of a claim or claims against the Owners, the Owners shall at their own expense take all reasonable steps to secure that within a reasonable time the Vessel is released, including the provision of bail.
   In such circumstances the Owners shall indemnify the Charterers against any loss, damage or expense incurred by the Charterers (including hire paid under this Charter) as a direct consequence of such arrest or detention.
588
589
590
591
592
593
594
595
596
597
598
599
600
601
602
603
604
605
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607
608
609
610
611
612
613
614
615
616

18. Lien The Owners to have a lien upon all cargoes, sub-hires and sub-freights belonging or due to the Charterers or any sub-charterers and any Bill of Lading freight for all claims under this Charter, and the Charterers to have a lien on the Vessel for all moneys paid in advance and not earned.	617
618
619
620
621
622
623

19. Salvage All salvage and towage performed by the Vessel shall be for the Charterers' benefit and the cost of repairing damage occasioned thereby shall be borne by the Charterers.	624
625
626
627
628

20. Wreck Removal In the event of the Vessel becoming a wreck or obstruction to navigation the Charterers shall indemnify the Owners against any sums whatsoever which the Owner shall become liable to pay and shall pay in consequence of the Vessel becoming a wreck or obstruction to navigation.	629
630
631
632
633
634
635

21. General Average The Owners shall not contribute to General Average.	636
637

PART II
“BARECON 2001” Standard Bareboat Charter

22. Assignment, Sub-Charter and Sale See Clauses 64, 48.3 and 60 (a) The Charterers shall not assign this Charter nor sub-charter the Vessel on a bareboat basis except with the prior consent in writing of the Owners, which shall not be unreasonably withheld, and subject to such terms and conditions as the Owners shall approve. (b) See Clause 54 The Owners shall not sell the Vessel during the currency of this Charter except with the prior written consent of the Charterers, which shall not be unreasonably withheld, and subject to the buyer accepting an assignment of this Charter.	638
639
640
641
642
643
644
645
646
647
648
649

23. Contracts of Carriage
*)   (a)   The Charterers are to procure that all documents issued during the Charter Period evidencing the terms and conditions agreed in respect of carriage of goods shall contain a paramount clause incorporating any legislation relating to carrier's liability for cargo compulsorily applicable in the trade; if no such legislation exists, the documents shall incorporate the Hague-Visby Rules. The documents shall also contain the New Jason Clause and the Both-to-Blame Collision Clause.
*) (b)   The Charterers are to procure that all passenger tickets issued during the Charter Period for the carriage of passengers and their luggage under this Charter shall contain a paramount clause incorporating any legislation relating to carrier's liability for passengers and their luggage compulsorily applicable in the trade; if no such legislation exists, the passenger tickets shall incorporate the Athens Convention Relating to the Carriage of Passengers and their Luggage by Sea, 1974, and any protocol thereto.
 *)   Delete as applicable.
650
651
652
653
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656
657
658
659
660
661
662
663
664
665
666
667
668
669
670
671
672

24. Bank Guarantee (Optional, only to apply if Box 27 filled in) The Charterers undertake to furnish, before delivery of the Vessel, a first class bank guarantee or bond in the sum and at the place as indicated in Box 27 as guarantee for full performance of their obligations under this Charter.	673
674
675
676
677
678
679

PART II
“BARECON 2001” Standard Bareboat Charter

25. Requisition/Acquisition
   (a)   In the event of the Requisition for Hire of the Vessel by any governmental or other competent authority (hereinafter referred to as “Requisition for Hire”) irrespective of the date during the Charter Period when “Requisition for Hire” may occur and irrespective of the length thereof and whether or not it be for an indefinite or a limited period of time, and irrespective of whether it may or will remain in force for the remainder of the Charter Period, this Charter shall not be deemed thereby or thereupon to be frustrated or otherwise terminated and the Charterers shall continue to pay the stipulated hire in the manner provided by this Charter until the time when the Charter would have terminated pursuant to any of the provisions hereof always provided however that in the event of “Requisition for Hire” any Requisition Hire or compensation received or receivable by the Owners shall be payable to the Charterers during the remainder of the Charter Period or the period of the “Requisition for Hire” whichever be the shorter.
   (b)   In the event of the Owners being deprived of their ownership in the Vessel by any Compulsory Acquisition of the Vessel or requisition for title by any governmental or other competent authority (hereinafter referred to as “Compulsory Acquisition”), then, irrespective of the date during the Charter Period when “Compulsory Acquisition” may occur, this Charter shall be deemed terminated as of the date of such “Compulsory Acquisition”. In such event Charter Hire to be considered as earned and to be paid up to the date and time of such “Compulsory Acquisition”.
680
681
682
683
684
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689
690
691
692
693
694
695

696
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698
699
700
701
702
703
704
705
706
707
708
709
710
711

PART II
“BARECON 2001” Standard Bareboat Charter

26. War
   (a)   For the purpose of this Clause, the words "War Risks" shall include any war (whether actual or threatened), act of war, civil war, hostilities, revolution, rebellion, civil commotion, warlike operations, the laying of mines (whether actual or reported), acts of piracy, acts of terrorists, acts of hostility or malicious damage, blockades (whether imposed against all vessels or imposed selectively against vessels or certain flags or ownership, or against certain cargoes or crews or otherwise howsoever), by any person, body, terrorist or political group, or the Government of any state whatsoever, which may be dangerous or are likely to be or to become dangerous to the Vessel, her cargo, crew or other persons on board the Vessel.
   (b)   The Vessel, unless the written consent of the Owners be first obtained, shall not continue to or go through any port, place, area or zone (whether of land or sea), or any waterway or canal, where it appears that the Vessel, her cargo, crew or other persons on board the Vessel, in the judgement of the Owners, may be, or are likely to be, exposed to War Risks. Should the Vessel be within any such place as aforesaid, which only becomes dangerous, or is likely to become dangerous, after her entry into it, the Owners shall have the right to require the Vessel to leave such area terminate this Charter forthwith and without prejudice to any other claim they may have against the Charterers under this Charter.
   (c)   The Vessel shall not load contraband cargo, or to pass through any blockade, whether such blockage be imposed on all vessels, or is imposed selectively in any way whatsoever against vessels of certain flags or ownership, or against certain cargoes or crews or otherwise howsoever, or to proceed to an area where she shall be subject, or is likely to be subject to a belligerent's right of search and/or confiscation.
   (d)   If the insurers of the war risks insurance, when Clause 14 is applicable, should require payment of premiums and/or calls because, pursuant to the Charterers' orders, the Vessel is within, or is due to enter and remain within, any area or areas which are specified by such insurers as being subject to additional premiums because of War Risks, then the Charterers shall pay to the relevant insurers directly such premiums and/or calls immediately when such premiums and/or calls are dueshall be reimbursed by the Charterers to the Owners at the same time as the next payment of hire is due.
   (e)   The Charterers shall have the obligation:
   (i)   to comply with all orders, directions, recommendation or advice as to departure, arrival, routes, sailing in convoy, ports of call, stoppages, destinations, discharge of cargo, delivery, or in any other way whatsoever, which are given by the Government of the Nation under whose flag the Vessel sails, or any other Government, body or group whatsoever acting with the power to compel compliance with their orders or directions;
   (ii)   to comply with the orders, directions or recommendations of any war risks underwriters who have the authority to give the same under the terms of the war risks insurance;
   (iii)   to comply with the terms of any resolutions of the Security Council of the United Nations, any directives of the European Community, the effective orders of any other Supranational body which has the right to issue and give the same, and with national laws aimed at enforcing the same to which the Owners are subject, and to obey the orders and directions of those who are charged with their enforcement.
   (f)   In the event of outbreak of war (whether there be a declaration of war or not) (i) between any two or more of the following countries: the United States of America; Russia; the United Kingdom; France; and the People’s Republic of China, (ii) between any two or more of the countries stated in Box 36, both the Owners and the Charterers shall have the right to cancel this Charter, whereupon the Charterers shall redeliver the Vessel to the Owners in accordance with Clause 15, if the Vessel has cargo on board after discharge thereof at destination, or if debarred under this Clause from reaching or entering it at a near, open and safe port as directed by the Owners, or if the Vessel has no cargo on board, at the port at which the Vessel then is or if at sea at a near, open and safe port as directed by the Owners. In all cases hire shall continue to be paid in accordance with Clause 11 and except as aforesaid all other provisions of this Charter shall apply until redelivery.
712
713
714
715
716
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719
720
721
722
723
724
725
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760
761
762
763
764
765
766

767
768
769
770
771
772

PART II
“BARECON 2001” Standard Bareboat Charter

773
774
775
776
777
778
779
780
781
782
783
784
785
786
787
788
789
790
791
792
793
794
795
796
797
798
799
800

27. Commission
   The Owners to pay a commission at the rate indicated in Box 33 to the Brokers named in Box 33 on any hire paid under the Charter. If no rate is indicated in Box 33, the commission to be paid by the Owners shall cover the actual expenses of the Brokers and a reasonable fee for their work.
   If the full hire is not paid owing to breach of the Charter by either of the parties the party liable therefor shall indemnify the Brokers against their loss of commission. Should the parties agree to cancel the Charter, the Owners shall indemnify the Brokers against any loss of commission but in such case the commission shall not exceed the brokerage on one year’s hire.
801
802
803
804
805
806
807
808
809
810
811
812
813
814
815

28. Termination – See Clauses 56, 57, 58, 59, 60 and 61	816

PART II
“BARECON 2001” Standard Bareboat Charter

   (a)   Charterers’ Default
   The Owners shall be entitled to withdraw the Vessel from the service of the Charterers and terminate the Charter with immediate effect by written notice to the Charterers if:
   (i)   the Charterers fail to pay hire in accordance with Clause 11. However, where there is a failure to make punctual payment of hire due to oversight, negligence, errors or omissions on the part of the Charterers or their bankers, the Owners shall give the Charterers written notice of the number of clear banking days stated in Box 34 (as recognised at the agreed place of payment) in which to rectify the failure, and when so rectified within such number of days following the Owners’ notice, the payment shall stand as regular and punctual. Failure by the Charterers to pay hire within the number of days stated in Box 34 of their receiving the Owners’ notice as provided herein, shall entitle the Owners to withdraw the Vessel from the service of the Charterers and terminate the Charter without further notice.
   (ii) the Charterers fail to comply with the requirements of:
      (1) Clause 6 (Trading Restrictions)
      (2) Clause 13(a) (Insurance and Repairs)
      provided that the Owners shall have the option, by written notice to the Charterers, to give the Charterers a specified number of days grace within which to rectify the failure without prejudice to the Owners’ right to withdraw and terminate under this Clause if the Charterers fail to comply with such notice;
   (iii)   the Charterers fail to rectify any failure to comply with the requirements of sub-clause 10(a)(i) (Maintenance and Repairs) as soon as practically possible after the Owners have requested them in writing so to do and in any event so that the Vessel’s insurance cover is not prejudiced.
817
818
819
820
821
822
823
824
825
826
827
828
829
830
831
832
833
834
835

836
837
838
839
840
841
842
843
844
845
846
847
848
849
850
851
852
853
854
855
856
857

PART II
“BARECON 2001” Standard Bareboat Charter

   (b)   Owners Default
   If the Owners shall by any act or omission be in breach of their obligations under this Charter to the extent that the Charterers are deprived of the use of the Vessel and such breach continues for a period of fourteen (14) running days after written notice thereof has been given by the Charterers to the Owners, the Charterers shall be entitled to terminate this Charter with immediate effect by written notice to the Owners.
   (c)   Loss of Vessel
   This Charter shall be deemed to be terminated if the Vessel becomes a total loss or is declared as a constructive or compromised or arranged total loss. For the purpose of this sub-clause, the Vessel shall not be deemed to be lost unless she has either become an actual total loss or agreement has been reached with her underwriters in respect of her constructive, compromised or arranged total loss or if such agreement with her underwriters is not reached it is adjudged by a competent tribunal that a constructive loss of the Vessel has occurred.
   (d)   Either party shall be entitled to terminate this Charter with immediate effect by written notice to the other party in the event of an order being made or resolution passed for the winding up, dissolution, liquidation or bankruptcy of the other party (otherwise than for the purpose of reconstruction or amalgamation) or if a receiver is appointed, or if it suspends payment, ceases to carry on business or makes any special arrangement or composition with its creditors.
   (e)   The termination of this Charter shall be without prejudice to all rights accrued due to the Owners prior to the date of termination and to any claim that the Owners might have in accordance with the terms of this Charter.
858
859
860
861
862
863
864
865
866
867
868
869
870
871
872
873
874
875
876
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878
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880
881
882
883
884
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886
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889
890
891
892

29. Repossession
   In the event of the termination of this Charter in accordance with the applicable provisions of Clause 28, the Owners shall have the right to repossess the Vessel from the Charterers at her current or next port of call, or at a port or place convenient to them without hindrance or interference by the Charterers, courts or local authorities. Pending physical repossession of the Vessel in accordance with this Clause 29, the Charterers shall hold the Vessel as gratuitous bailee only to the Owners. The Owners shall arrange for an authorised representative to board the Vessel as soon as reasonably practicable following the termination of the Charter. The Vessel shall be deemed to be repossessed by the Owners from the Charterers upon the boarding of the Vessel by the Owners’ representative. All arrangements and expenses relating to the setting of wages, disembarkation and repatriation of the Charterers’ Master, officers and crew shall be the sole responsibility of the Charterers.
893
894
895
896
897
898
899
900
901
902
903
904
905
906

907
908
909
910
911
912
913

PART II
“BARECON 2001” Standard Bareboat Charter

30. Dispute Resolution See Clauses 72 and 74
   (a)   The Contract shall be governed by an construed in accordance with English law and any dispute arising out of or in connection with this Contract shall be referred to arbitration in London in accordance with the Arbitration 874 Act 1996 or any statutory modification or re-enactment 875 thereof save to the extent necessary to give effect to the provisions of this Clause.
   The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) Terms current at the time when the arbitration proceedings are commenced.
   The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within 14 calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the 14 days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the 14 days specified, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party appoint its arbitrator as sole arbitrator and shall advice the other party accordingly. The award of a sole arbitrator shall be binding on both parties as if he had been appointed by agreement.
   Nothing herein shall prevent the parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator. In cases where neither the claim nor any counterclaim exceeds the sum of US$50,000 (or such other sum as the parties may agree) the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced.
   (b)   This Contract shall be governed by and construed in accordance with Title 9 of the United States Code and the Maritime Law of the United States and any dispute arising out of or in connection with this Contract shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for the purposes of enforcing any award, judgement may be entered on an award by any court of competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. In cases where neither the claim nor any counterclaim exceeds the sum of US$50,000 (or such other sum as the parties may agree) the arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the Society of Maritime Arbitrators, Inc. current at the time when the arbitration proceedings are commenced.
914
915
916
917
918
919
920
921
922
923
924
925
926
927
928
929
930
931
932
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934
935
936
937
938
939
940
941
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954
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958
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960
961
962
963
964
965
966
967
968
969
970
971
972

PART II
“BARECON 2001” Standard Bareboat Charter

*)   (c)   This Contract shall be governed by an construed in accordance with the laws of the place mutually agreed by the parties and any dispute arising out of or in connection with this Contract shall be referred to arbitration at a mutually agreed place, subject to the procedures applicable there.
   (d)   Notwithstanding (a), (b) or (c) above, the parties may agree at any time to refer to mediation any difference and/or dispute arising out of or in connection with this Contract.
   In the case of a dispute in respect of which arbitration has been commenced under (a), (b) or (c) above, the following shall apply:
   (i)   Either party may at any time and from time to time elect to refer the dispute or part of the dispute to mediation by service on the other party of a written notice (the “Mediation Notice”) calling on the other party to agree to mediation.
   (ii)   The other party shall thereupon within 14 calendar days of receipt of the Mediation Notice confirm that they agree to mediation, in which case the parties shall thereafter agree a mediator within a further 14 calendar days, failing which on the application of either party a mediator will be appointed promptly by the Arbitration Tribunal (“the Tribunal”) or such person as the Tribunal may designate for that purpose. The mediation shall be conducted in such place and in accordance with such procedure and on such terms as the parties may agree or, in the event of disagreement, as may be set by the mediator.
   (iii)   If the other party does not agree to mediate, that fact may be brought to the attention of the Tribunal and may be taken into account by the Tribunal when allocating the costs of the arbitration as between the parties.
   (iv)   The mediation shall not affect the right of either party to seek such relief or take such steps as it considers necessary to protect its interest.
   (v)   Either party may advise the Tribunal that they have agreed to mediation. The arbitration procedure shall continue during the conduct of the mediation but the Tribunal may take the mediation timetable into account when setting the timetable for steps in the arbitration.
   (vi)   Unless otherwise agreed or specified in the mediation terms, each party shall bear its own costs incurred in the mediation and the parties shall share equally the mediator’s costs and expenses.
   (vii)   The mediation process shall be without prejudice and confidential and no information or documents disclosed during it shall be revealed to the Tribunal except to the extent that they are disclosable under the law and procedure governing the arbitration.
   (Note: The parties should be aware that the mediation process may not necessarily interrupt time limits.)
   (e)   If Box 35 in Part I is not appropriately filled in, sub-clause 30(a) of this Clause shall apply. Sub-clause 30(d) shall apply in all cases.
*)   Sub-clauses 30(a), 30(b) and 30(c) are alternatives; indicate alternative agreed in Box 35.
973
974
975
976
977

978
979
980
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1033

PART II
“BARECON 2001” Standard Bareboat Charter

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31. Notices - see Clause 66 (a) Any notice to be given by either party to the other party shall be in writing and may be sent by fax, telex, registered or recorded mail or by personal service. (b) The address of the Parties for service of such communication shall be as stated in Boxes 3 and 4 respectively.	1038
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“BARECON 2001” Standard Bareboat Charter

PART III
PROVISIONS TO APPLY FOR NEWBUILDING VESSELS ONLY
(Optional, only to apply if expressly agreed and stated in Box 37)

1. Specifications and Building Contract	1

“BARECON 2001” Standard Bareboat Charter

PART III
PROVISIONS TO APPLY FOR NEWBUILDING VESSELS ONLY
(Optional, only to apply if expressly agreed and stated in Box 37)

   (a)   The Vessel shall be constructed in accordance with the Building Contract (hereafter called “the Building Contract”) as annexed to this Charter, made between the Builders and the Owners and in accordance with the specifications and plans annexed thereto, such Building Contract, specifications and plans having been countersigned as approved by the Charterers.
   (b) No change shall be made in the Building Contract or in the specifications or plans of the Vessel as approved by the Charterers as aforesaid, without the Charterers’ consent.
   (c)   The Charterers shall have the right to send their representative to the Builders’ Yard to inspect the Vessel during the course of her construction to satisfy themselves that construction is in accordance with such approved specifications and plans as referred to under sub-clause (a) of this Clause.
   (d)   The Vessel shall be built in accordance with the Building Contract and shall be of the description set out therein. Subject to the provisions of sub-clause 2(c)(ii) hereunder, the Charterers shall be bound to accept the Vessel from the Owners, completed and constructed in accordance with the Building Contract, on the date of delivery by the Builders. The Charterers undertake that having accepted the Vessel they will not thereafter raise any claims against the Owners in respect of the Vessel’s performance or specification or defects, if any.
   Nevertheless, in respect of any repairs, replacements or defects which appear within the first 12 months from delivery by the Builders, the Owners shall endeavour to compel the Builders to repair, replace or remedy any defects or to recover from the Builders any expenditure incurred in carrying out such repairs, replacements or remedies.
   However, the Owners’ liability to the Charterers shall be limited to the extent the Owners have a valid claim against the Builders under the guarantee clause of the Building Contract (a copy whereof has been supplied to the Charterers). The Charterers shall be bound to accept such sums as the Owners are reasonably able to recover under this Clause and shall make no further claim on the Owners for the difference between the amount(s) so recovered and the actual expenditure on repairs, replacement or remedying defects or for any loss of time incurred.
   Any liquidated damages for physical defects or deficiencies shall accrue to the account of the party stated in Box 41(a) or if not filled in shall be shared equally between the parties. The costs of pursuing a claim or claims against the Builders under this Clause (including any liability to the Builders) shall be borne by the party stated in Box 41(b) or if not filled in shall be shared equally between the parties.
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“BARECON 2001” Standard Bareboat Charter

PART III
PROVISIONS TO APPLY FOR NEWBUILDING VESSELS ONLY
(Optional, only to apply if expressly agreed and stated in Box 37)

52
53

“BARECON 2001” Standard Bareboat Charter

PART III
PROVISIONS TO APPLY FOR NEWBUILDING VESSELS ONLY
(Optional, only to apply if expressly agreed and stated in Box 37)

2. Time and Place of Delivery
   (a)   Subject to the Vessel having completed her acceptance trials including trials of cargo equipment in accordance with the Building Contract and specifications to the satisfaction of the Charterers, the Owners shall give and the Charterers shall take delivery of the Vessel afloat when ready for delivery and properly documented at the Builders’ Yard or some other safe and readily accessible dock, wharf or place as may be agreed between the parties hereto and the Builders. Under the Building Contract the Builders have estimated that the Vessel will be ready for delivery to the Owners as therein provided but the delivery date for the purpose of this Charter shall be the date when the Vessel is in fact ready for delivery by the Builders after completion of trials whether that be before or after as indicated in the Building Contract. The Charterers shall not be entitled to refuse acceptance of delivery of the Vessel and upon and after such acceptance, subject to Clause 1(d), the Charterers shall not be entitled to make any claim against the Owners in respect of any conditions, representations or warranties, whether express or implied, as to the seaworthiness of the Vessel or in respect of delay in delivery.
   (b)   If for any reason other than a default by the Owners under the Building Contract, the Builders become entitled under that Contract not to deliver the Vessel to the Owners, the Owners shall upon giving to the Charterers written notice of Builders becoming so entitled, be excused from giving delivery of the Vessel to the Charterers and upon receipt of such notice by the Charterers this Charter shall cease to have effect.
   (c)   If for any reason the Owners become entitled under the Building Contract to reject the Vessel the Owners shall, before exercising such right of rejection, consult the Charterers and thereupon
   (i)   if the Charterers do not wish to take delivery of the Vessel they shall inform the Owners within seven (7) running days by notice in writing and upon receipt by the Owners of such notice this Charter shall cease to have effect; or
   (ii)   if the Charterers wish to take delivery of the Vessel they may by notice in writing within seven (7) running days require the Owners to negotiate with the Builders as to the terms on which delivery should be taken and/or refrain from exercising their right to rejection and upon receipt of such notice the Owners shall commence such negotiations and/or take delivery of the Vessel from the Builders and deliver her to the Charterers;
   (iii)   in no circumstances shall the Charterers be entitled to reject the Vessel unless the Owners are able to reject the Vessel from the Builders;
   (iv)   if this Charter terminates under sub-clause (b) or (c) of this Clause, the Owners shall thereafter not be liable to the Charterers for any claim under or arising out of this Charter or its termination.
   (d)   Any liquidated damages for delay in delivery under the Building Contract and any costs incurred in pursuing a claim therefor shall accrue to the account of the party stated in Box 41(c) or if not filled in shall be shared equally between the parties.
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“BARECON 2001” Standard Bareboat Charter

PART III
PROVISIONS TO APPLY FOR NEWBUILDING VESSELS ONLY
(Optional, only to apply if expressly agreed and stated in Box 37)

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3. Guarantee Works If not otherwise agreed, the Owners authorise the Charterers to arrange for the guarantee works to be performed in accordance with the building contract terms, and hire to continue during the period of guarantee works. The Charterers have to advise the Owners about the performance to the extent the Owners may request.	117
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4. Name of Vessel The name of the Vessel shall be mutually agreed between the Owners and the Charterers and the Vessel shall be painted in the colours, display the funnel insignia and fly the house flag as required by the Charterers.	125
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5. Survey on Redelivery The Owners and the Charterers shall appoint surveyors for the purpose of determining and agreeing in writing the condition of the Vessel at the time of re-delivery. Without prejudice to Clause 15 (Part II), the Charterers shall bear all survey expenses and all other costs, if any, including the cost of docking and undocking, if required, as well as all repair costs incurred. The Charterers shall also bear all loss of time spent in connection with any docking and undocking as well as repairs, which shall be paid at the rate of hire per day or pro rata.	131
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“BARECON 2001” Standard Bareboat Charter

PART IV
HIRE/PURCHASE AGREEMENT
(Optional, only to apply if expressly agreed and stated in Box 42)

On expiration of this Charter and provided the Charterers have fulfilled their obligations according to Part I and II as well as Part III, if applicable, it is agreed, that on payment of the final payment of hire as per Clause 11 the Charterers have purchased the Vessel with everything belonging to her and the Vessel is fully paid for.	1
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3
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6

In the following paragraphs the Owners are referred to as the Seller and the Charterers as the Buyers.	7
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The Vessel shall be delivered by the Sellers and taken over by the Buyers on expiration of the Charter.	9
10

“BARECON 2001” Standard Bareboat Charter

PART IV
HIRE/PURCHASE AGREEMENT
(Optional, only to apply if expressly agreed and stated in Box 42)

The Sellers guarantee that the Vessel, at the time of delivery, is free from all encumbrances and maritime liens or any debts whatsoever other than those arising from anything done or not done by the Buyers or any existing mortgage agreed not to be paid off by the time of delivery. Should any claims, which have been incurred prior to the time of delivery be made against the Vessel, the Sellers hereby undertake to indemnify the Buyers against all consequences of such claims to the extent it can be proved that the Sellers are responsible for such claims. Any taxes, notarial, consular and other charges and expenses connected with the purchase and registration under Buyers’ flag, shall be for Buyers’ account. Any taxes, consular and other charges and expenses connected with closing of the Sellers’ register, shall be for Sellers’ account.
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“BARECON 2001” Standard Bareboat Charter

PART IV
HIRE/PURCHASE AGREEMENT
(Optional, only to apply if expressly agreed and stated in Box 42)

In exchange for payment of the last month’s hire instalment the Sellers shall furnish the Buyers with a Bill of Sale duly attested and legalized, together with a certificate setting out the registered encumbrances, if any. On delivery of the Vessel the Sellers shall provide for deletion of the Vessel from the Ship’s Register and deliver a certificate of deletion to the Buyers. The Sellers shall, at the time of delivery, hand to the Buyers all classification certificates (for hull, engines, anchors, chains, etc.) as well as all plans which may be in Sellers’ possession.	27
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37

The Wireless installation and Nautical Instruments, unless on hire, shall be included in the sale without any extra payment.	38
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“BARECON 2001” Standard Bareboat Charter

PART IV
HIRE/PURCHASE AGREEMENT
(Optional, only to apply if expressly agreed and stated in Box 42)

The Vessel with everything belonging to her shall be at Sellers’ risk and expense until she is delivered to the Buyers, subject to the conditions of this Contract and the Vessel with everything belonging to her shall be delivered and taken over as she is at the time of delivery, after which the Sellers shall have no responsibility for possible faults or deficiencies of any description.

The Buyers undertake to pay for the repatriation of the Master, officers and other personnel if appointed by the Sellers to the port where the Vessel entered the Bareboat Charter as per Clause 3 (Part II) or to pay the equivalent cost for their journey to any other place.
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47

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1. Definitions For the purpose of this PART V, the following terms shall have the meanings hereby assigned to them: “The Bareboat Charter Registry” shall mean the registry of the State whose flag the Vessel will fly and in which the Charterers are registered as the bareboat charterers during the period of the Bareboat Charter. “The Underlying Registry” shall mean the registry of the state in which the Owners of the Vessel are registered as Owners and to which jurisdiction and control of the Vessel will revert upon termination of the Bareboat Charter Registration.	1
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“BARECON 2001” Standard Bareboat Charter

PART V
PROVISIONS TO APPLY FOR VESSELS REGISTERED IN A BAREBOAT CHARTER REGISTRY
(Optional, only to apply if expressly agreed and stated in Box 43)

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2. Mortgage The Vessel chartered under this Charter is financed by a mortgage and the provisions of Clause 12(b) (Part II) shall apply.	16
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19

“BARECON 2001” Standard Bareboat Charter

PART V
PROVISIONS TO APPLY FOR VESSELS REGISTERED IN A BAREBOAT CHARTER REGISTRY
(Optional, only to apply if expressly agreed and stated in Box 43)

3. Termination of Charter by Default
   If the Vessel chartered under this Charter is registered in a Bareboat Charter Registry as stated in Box 44, and if the Owners shall default in the payment of any amounts due under the mortgage(s) specified in Box 28, the Charterers shall, if so required by the mortgagee, direct the Owners to re-register the Vessel in the Underlying Registry as shown in Box 45.
   In the event of the Vessel being deleted from the Bareboat Charter Registry as stated in Box 44, due to a default by the Owners in the payment of any amounts due under the mortgage(s), the Charterers shall have the right to terminate this Charter forthwith and without prejudice to any other claim they may have against the Owners under this Charter.
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